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                                                                      Exhibit 24
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of Pioneer Hi-Bred International, Inc., an Iowa corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jerry L. Chicoine, Dwight G. Dollison, Brian G. Hart, Leon R. Shearer, and William J. DeMeulenaere, any of whom may act, with full power of substitution and re-substitution, to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 the Company's debt securities containing such terms and provisions as the Board of Directors of the Company may specify or authorize officers of the Company to specify, and to any and all amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities indicated below on December 15, 1998.

 /s/ Charles S. Johnson                                       /s/ Dr. Owen Newlin
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Charles S. Johnson, Chairman, President and                   Dr. Owen Newlin, Director
  Chief Executive Officer

/s/ Jerry L. Chicoine                                         /s/ Thomas N. Urban
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Jerry L. Chicoine, Executive Vice President,                  Thomas N. Urban, Director
  Chief Operating Officer and Director

/s/ Duane A. Suess                                            /s/ Dr. Virginia Walbot
-----------------------------------------------              ----------------------------------
Duane A. Suess, Corporate Controller                          Dr. Virginia Walbot, Director

/s/ Brian G. Hart                                             /s/ H. Scott Wallace
-----------------------------------------------              ----------------------------------
Brian G. Hart, Vice President and                             H. Scott Wallace, Director
  Chief Financial Officer

/s/ Nancy Y. Bekavac                                          /s/ Fred W. Weitz
-----------------------------------------------              ----------------------------------
Nancy Y. Bekavac, Director                                   Fred W. Weitz, Director


/s/ C. Robert Brenton                                         /s/ Herman H.F. Wijffels
-----------------------------------------------              ----------------------------------
C. Robert Brenton, Director                                   Herman H.F. Wijffels, Director


/s/ Fred S. Hubbell                                           /s/ Charles O. Holliday, Jr.
-----------------------------------------------              ----------------------------------
Fred S. Hubbell, Director                                    Charles O. Holliday, Jr., Director


/s/ Luiz Kaufmann                                             /s/ William F. Kirk
-----------------------------------------------              ----------------------------------
Luiz Kaufmann, Director                                      William F. Kirk, Director


/s/ Dr. F. Warren McFarlan
-----------------------------------------------
Dr. F. Warren McFarlan, Director
